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                                                                      EXHIBIT 99

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Proxy Statement, into the previously filed registration statements of Physicians' Specialty Corp. on Form S-8 (File Nos. 333-41605 and 333-62033).


ARTHUR ANDERSEN LLP


Atlanta, Georgia
July 13, 1999